                                                                     Exhibit 4.5


                                                                  EXECUTION COPY

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                               WARRANT AGREEMENT



                   ________________________________________


                             GLOBE HOLDINGS, INC.

                                   as Issuer

                                      and

                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                               as Warrant Agent

                   ________________________________________


                                August 6, 1998

                   ________________________________________



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

     WARRANT AGREEMENT dated as of August 6, 1998 between Globe Holdings, Inc. (the "Company") and Norwest Bank Minnesota National Association, as Warrant Agent (the "Warrant Agent").

     WHEREAS, the Company proposes to issue common stock purchase warrants, as hereinafter described (the "Warrants"), to purchase up to an aggregate of 69,481 shares of Class A Common Stock, par value $0.01 per share (the "Common Stock"), of the Company (the Common Stock issuable on exercise of the Warrants being referred to herein as the "Warrant Shares"), in connection with an offering of an aggregate of $49,086,000 principal amount at maturity of the 14% Senior Discount Notes due 2009 (the "Notes") of the Company and 49,086 Warrants, each Warrant entitling the holder thereof to purchase 1.4155 Warrant Shares. The Notes and Warrants will be sold in units (the "Units"), each Unit consisting of $1,000 in aggregate principal amount of Notes and one Warrant.

     WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance of Warrant Certificates (as defined below) and other matters as provided herein;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

     Section 1. Definitions. Capitalized terms used herein shall have the meanings assigned to such terms in this Agreement. In addition, the following terms shall have the meanings set forth below.

     "144A Global Warrant" means a Global Warrant in the form of Exhibit A hereto bearing the Global Warrant Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the outstanding number of the Warrants sold in reliance on Rule 144A.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with") as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

     "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Warrant, the rules and procedures of the Depositary that apply to such transfer or exchange.

     "Business Day" means any day other than a Legal Holiday.

     "Definitive Warrant" means a certificated Warrant registered in the name of the holder thereof and issued in accordance with Section 3 hereof, in the form of Exhibit A1 hereto except that such Warrant shall not bear the Global Warrant Legend and shall not have the "Schedule of Exchanges of Interests in the Global Warrant" attached thereto.

     "Depositary" means, with respect to the Warrants issuable or issued in whole or in part in global form, the Person specified in Section 3.3 hereof as the Depositary with respect to the Warrants, and any and all successors thereto appointed as Depositary hereunder and having become such pursuant to the applicable provision of this Agreement.

     "Disinterested Director" means, in connection with any issuance of securities that give rise to a determination of the Fair Market Value thereof under this Agreement, each member of the Board of Directors of the Company who is not an officer, employee, director or other Affiliate of the party to whom the Company is proposing to issue the securities giving rise to such determination.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" for a security shall mean (A) the average over the 20 trading days ending on the date immediately preceding the date of such determination of the last reported sale price, or, if no such sale takes place on any such day, the closing bid price, in either case as reported for consolidated transactions on the principal national securities exchange (including the NASDAQ National Market) on which such security is listed or admitted for trading or (B) if such security is not listed on any exchange or admitted for trading on the NASDAQ Stock Market, the Fair Market Value shall be
(1) in connection with a sale to a party that is not an Affiliate of the Company in an arm's length transaction (a "Non-Affiliate Sale"), the fair market value of such security determined in good faith by a majority of the Board of Directors of the Company, including a majority of the Disinterested Directors, and approved in a board resolution delivered to the Warrant Agent and (2) in connection with any sale to an Affiliate of the Company, (a) the last price per security at which such security was sold in a Non-Affiliate Sale within the three-month period preceding such date of determination, (b) if clause (a) is not applicable and the sale involves aggregate gross proceeds to the Company of $15 million or less, the fair market value of such security determined in good faith by a majority of the Board of Directors of the Company, including a majority of the Disinterested Directors, and approved in a board resolution delivered to the Warrant Agent or (c) if neither clause (a) nor clause (b) is applicable, the fair market value of such security determined in good faith by an Independent Financial Expert, in each case, taking into account, among other factors deemed relevant by the Board of Directors or such Independent Financial Expert, the trading price and volume of such security on any national securities exchange or automated quotation system on which such security is traded.

     "Fully Diluted Shares" means (i) shares of Common Stock outstanding as of a specified date and (ii) shares of Common Stock into or for which rights, options, warrants or other securities outstanding as of such date are or, within 180 days after the date of determination, will be exercisable, convertible or exchangeable (including the Warrants).

     "Global Warrants" means, individually and collectively, each of the Restricted Global Warrants, in the form of Exhibit A hereto issued in accordance with Section 3.1 hereof.

     "Global Warrant Legend" means the legend set forth in Section 3.5(e)(ii), which is required to be placed on all Global Warrants issued under this Warrant Agreement.

     "IAI Global Warrant" means the Global Warrant in the form of Exhibit A hereto bearing the Global Warrant Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee that will be issued in a denomination equal to the outstanding number of the Warrants sold to Institutional Accredited Investors.

     "Indenture" means the Indenture dated August 6, 1998 between the Company and Norwest Bank Minnesota, National Association, as trustee, relating to the Company's 14% Senior Discount Notes due 2009.

     "Independent Financial Expert" means a nationally recognized investment banking, appraisal or valuation firm reasonably acceptable to the Warrant Agent
(i) that does not (and whose directors, officers, employees and Affiliates do not) have a direct or indirect material financial interest in the Company or any of its Affiliates, (ii) that has not been and, at the time it is called upon to serve as Independent Financial Expert under this Agreement, is not (and none of its directors, officers, employees or Affiliates is) a promoter, director or officer of the Company, (iii) that has not been retained by the Company or any of its Affiliates for any purpose, other than to perform an equity valuation, within the preceding twelve months, and (iv) that, in the reasonable judgment of the Board of Directors of the Company, is otherwise qualified to serve as an independent financial advisor. Any such Person may receive customary compensation and indemnification by the Company for opinions or services it provides as an Independent Financial Expert.

     "Institutional Accredited Investor" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, who are not also QIBs.

     "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in the City of New York are not required to be open. If a date on which any action required to be taken under this Agreement is a Legal Holiday, such action shall be taken at the next succeeding day that is not a Legal Holiday, and no interest or penalty shall accrue for the intervening period.

     "Non-Affiliate Sale" has the meaning assigned to such term in the definition of Fair Market Value.

     "Non-U.S. Person" means a Person who is not a U.S. Person.

     "Officer" means, with respect to any Person, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer, the Controller, any Vice-President the Secretary or Clerk, and any Assistant Secretary or Assistant Clerk of such Person.

     "Opinion of Counsel" means an opinion from legal counsel who is reasonably acceptable to the Warrant Agent in form and substance reasonably acceptable to the Warrant Agent. The counsel may be an employee of or counsel to the Company, any subsidiary of the Company or the Warrant Agent.

     "Participant" means a Person who has an account with the Depositary.

     "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, business trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Private Placement Legend" means the legend set forth in Section 3.5(e)(i) to be placed on all Warrants issued under this Warrant Agreement except where otherwise permitted by the provisions of this Warrant Agreement.

     "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

     "Regulation S" means Regulation S promulgated under the Securities Act.

     "Regulation S Global Warrant" means a Global Warrant in the form of Exhibit A hereto bearing the Global Warrant Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding number of the Warrants initially sold in reliance on Rule 903 of Regulation S.

     "Restricted Definitive Warrant" means a Definitive Warrant bearing the Private Placement Legend.

     "Restricted Global Warrant" means a Global Warrant bearing the Private Placement Legend.

     "Restricted Warrant" means a Warrant that is a "restricted security" as defined in Rule 144(a)(3) under the Securities Act; provided, that the Warrant Agent shall be entitled to request and conclusively rely upon an Opinion of Counsel with respect to whether any Warrant is a Restricted Warrant.

     "Rule 144" means Rule 144 promulgated under the Securities Act.

     "Rule 144A" means Rule 144A promulgated under the Securities Act.

     "Rule 903" means Rule 903 promulgated under the Securities Act.

     "Rule 904" means Rule 904 promulgated under the Securities Act.

     "Securities Act" means the Securities Act of 1933, as amended.

     "U.S. Person" means a U.S. person as defined in Rule 902(o) under the Securities Act.

     "Unrestricted Definitive Warrant" means a Definitive Warrant that is an Unrestricted Warrant.

     "Unrestricted Global Warrant" means a Global Warrant that is an Unrestricted Warrant.

     "Unrestricted Warrant" means a Warrant other than a Restricted Warrant.

     "Warrant Number" means the number of Warrant Shares issuable upon the exercise of each Warrant.

     "Warrant Registration Rights Agreement" means the Warrant Registration Rights Agreement dated August 6, 1998 between the Company and BancAmerica Robertson Stephens.

     "Warrant Shares" has the meaning assigned to such term in the preamble to this Agreement.

     Section 2. Appointment of Warrant Agent.

     The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth hereinafter in this Agreement, and the Warrant Agent hereby accepts such appointment.

     Section 3. Warrant Certificate.

     3.1. Form and Dating.

     (a) General.

     The Warrants shall be substantially in the form of Exhibit A hereto (the "Warrant Certificates"). The Warrants may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Warrant shall be dated the date of the countersignature.

     The terms and provisions contained in the Warrants shall constitute, and are hereby expressly made, a part of this Warrant Agreement. The Company and the Warrant Agent, by their execution and delivery of this Warrant Agreement, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Warrant conflicts with the express provisions of this Warrant Agreement, the provisions of this Warrant Agreement shall govern and be controlling.

     (b) Global Warrants.

     Warrants issued in global form shall be substantially in the form of Exhibit A attached hereto (including the Global Warrant Legend thereon and the "Schedule of Exchanges of Interests in the Global Warrant" attached thereto). Warrants issued in definitive form shall be substantially in the form of Exhibit A attached hereto (but without the Global Warrant Legend thereon and without the "Schedule of Exchanges of Interests in the Global Warrant" attached thereto). Each Global Warrant shall represent such of the outstanding Warrants as shall be specified therein and each shall provide that it shall represent the number of outstanding Warrants from time to time endorsed thereon and that the number of

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

outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Warrant to reflect the amount of any increase or decrease in the number of outstanding Warrants represented thereby shall be made by the Warrant Agent in accordance with instructions given by the holder thereof as required by
Section 3.5 hereof.

     3.2.  Execution.

     An Officer shall sign the Warrants for the Company by manual or facsimile signature.

     If the Officer whose signature is on a Warrant no longer holds that office at the time a Warrant is countersigned, the Warrant shall nevertheless be valid.

     A Warrant shall not be valid until countersigned by the manual signature of the Warrant Agent. The signature shall be conclusive evidence that the Warrant has been authenticated under this Warrant Agreement.

     The Warrant Agent shall, upon a written order of the Company signed by an Officer (a "Warrant Countersignature Order"), countersign Warrants for original issue up to the number stated in the preamble hereto.

     The Warrant Agent may appoint an agent acceptable to the Company to countersign Warrants. Such an agent may countersign Warrants whenever the Warrant Agent may do so. Each reference in this Warrant Agreement to a countersignature by the Warrant Agent includes a countersignature by such agent. Such an agent has the same rights as the Warrant Agent to deal with the Company or an Affiliate of the Company.

     3.3.  Warrant Registrar.

     The Company shall maintain an office or agency where Warrants may be presented for registration of transfer or for exchange ("Warrant Registrar"). The Warrant Registrar shall keep a register of the Warrants and of their transfer and exchange. The Company may appoint one or more co-Warrant Registrars. The term "Warrant Registrar" includes any co-Warrant Registrar. The Company may change any Warrant Registrar without notice to any holder. The Company shall notify the Warrant Agent in writing of the name and address of any Warrant Registrar or Co-Warrant Registrar. If the Company fails to appoint or maintain another entity as Warrant Registrar, the Warrant Agent shall act as such. The Company or any of its subsidiaries may act as Warrant Registrar.

     The Depository Trust Company shall act as the Depositary with respect to the Global Warrants until a successor shall be appointed by the Company and the Warrant Agent. The Global Warrants shall be registered in the name of the Depositary, or the nominee of such Depositary. So long as the Depositary or its nominee is the registered owner of a Global Warrant it will be deemed to be the sole owner and holder of such Global Warrant for all purposes hereunder and under such Global Warrant.

     The Company initially appoints the Warrant Agent to act as the Warrant Registrar with respect to the Global Warrants. References in this Agreement to the Warrant Agent shall include the Warrant Agent in its capacity as Warrant Registrar.

     3.4.  Holder Lists.

     The Warrant Agent shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all holders or Warrants. If the Warrant Agent is not the Warrant Registrar, the Company shall furnish to the Warrant Agent upon the Warrant Agent's written request a list in such form and as of such date as the Warrant Agent may reasonably require of the names and addresses of the holders of Warrants.

     3.5.  Registration of Transfers and Exchanges.

     (a) Transfer and Exchange of Global Warrants. The transfer and exchange of Global Warrants or beneficial interests therein shall be effected through the Depositary, in accordance with this Agreement and the Applicable Procedures.

     (b)  Book-Entry Provisions for Global Warrants.

          (i) The Global Warrants initially shall (i) be registered in the name of Cede & Co., as the nominee of The Depository Trust Company, (ii) be delivered to the Warrant Agent as custodian for such Depositary and (iii) bear the Private Placement Legend.

          Members of, or Participants in, the Depositary ("Agent Members") shall have no rights under this Warrant Agreement with respect to any Global Warrant held on their behalf by the Depositary, or the Warrant Agent as its custodian, or under the Global Warrant, and the Depositary may be treated by the Company, the Warrant Agent and any agent of the Company or the Warrant Agent as the absolute owner of the Global Warrant for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Warrant.

          (ii) Transfers of Global Warrants shall be limited to transfers in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in the Global Warrants may be transferred or exchanged for Definitive Warrants in accordance with the Applicable Procedures and the provisions of Section 3.5(c). In addition, Definitive Warrants shall be transferred to all beneficial owners in exchange for their beneficial interests in Global Warrants if (i) the Company notifies the Warrant Agent that the Depositary is unwilling or unable to continue as Depositary for any Global Warrant and a successor depositary is not appointed by the Company and the Warrant Agent within 90 days of such notice or (ii) the Company, at its option, notifies the Warrant Agent in writing that it elects to cause the issuance of Warrants in definitive form under this Warrant Agreement.

          (iii) In connection with any transfer or exchange of a portion of the beneficial interest in any Global Warrant to beneficial owners pursuant to this Section 3.5(b), the Warrant Agent shall (if one or more Definitive Warrants are to be issued) reflect on its books and records the date and a decrease in the number of Warrants represented by the Global Warrant in an amount equal to the number of Warrants represented by the beneficial interest in the Global Warrant to be transferred, and the Company shall execute, and the Warrant Agent shall countersign and cause to be delivered, one or more Definitive Warrants of like amount.

          (iv) In connection with the transfer of Global Warrants as an entirety to beneficial owners pursuant to this Section 3.5(b), the Global Warrants shall be deemed to be surrendered to the Warrant Agent for cancellation, and the Company shall execute, and the Warrant Agent shall countersign and cause to be delivered to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the Global Warrants, Definitive Warrants of authorized denominations representing, in the aggregate, the number of Warrants theretofore represented by the Global Warrants so transferred.

          (v) Any Definitive Warrant constituting a Restricted Warrant delivered in exchange for an interest in a Global Warrant pursuant to this
     Section 3.5(b) shall, except as otherwise provided by Section 3.5(e)(i)(B), bear the Private Placement Legend.

          (vi) The registered holder of any Global Warrant may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a holder is entitled to take under this Warrant Agreement or the Warrants.

          (c)  Special Transfer Provisions.

          (i) Transfers to Non-QIB Institutional Accredited Investors and Non-U.S. Persons and other Transfers Exempt under the Securities Act. The following provisions shall apply (x) with respect to the registration of any proposed transfer of a Warrant constituting a Restricted Warrant to any Institutional Accredited Investor which is not a QIB or to any Non-U.S. Person and (y) with respect to the registration of any proposed transfer pursuant to another available exemption from the registration requirements of the Securities Act:

          (A) the Warrant Agent shall register the transfer of any Warrant constituting a Restricted Warrant, whether or not such Warrant bears the Private Placement Legend, if (w) the requested transfer is after the second anniversary of the original issue date with respect thereto; provided, however, that neither the Company nor any Affiliate of the Company has held any beneficial interest in such security, or portion thereof, at any time on or prior to the second

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

     anniversary of such issue date or (x) the requested transfer is to an Institutional Accredited Investor pursuant to a private placement exemption from the registration requirements of the Securities Act or (y) the requested transfer is to a Non-U.S. Person pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 904 under the Securities Act or (z) the requested transfer is being made in reliance on another exemption from the registration requirements of the Securities Act, together, in the case of either clause (w), (x), (y) or (z) with a certification to such effect (in substantially the form of Exhibit
     B) and such other certifications, Opinions of Counsel or other information as the Company or the Warrant Agent may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act; and

          (B) the Warrant Agent shall register the transfer of any Warrant constituting a Restricted Warrant, whether or not such Warrant bears the Private Placement Legend, if the proposed transferor is an Agent Member holding a beneficial interest in a Global Warrant, upon, receipt by the Warrant Agent of (x) the certificate, if any, required by paragraph (A) above and (y) instructions given in accordance with the Applicable Procedures and the Warrant Agent's procedures, whereupon (a) the Warrant Agent shall reflect on its books and records the date and (if the transfer does not involve a transfer of outstanding Definitive Warrants) a decrease in the number of Warrants represented by the applicable Global Warrant in an amount equal to the number of Warrants represented by the beneficial interest in the Global Warrant to be transferred (the "Transfer Amount"), (b) if the Warrants to be transferred are to be evidenced by Definitive Warrants, the Company shall execute and the Warrant Agent shall countersign upon receipt of a Warrant Countersignature Order, and cause to be delivered one or more Definitive Warrants in an aggregate number equal to the Transfer Amount and (c) if the Warrants to be transferred are to be evidenced by an interest in a Global Warrant, upon receipt of instructions given in accordance with the Applicable Procedures and the Warrant Agent's procedures, the Warrant Agent shall reflect on its books and records the date and an increase in the number of Warrants represented by the Global Warrant in which the transferee will hold its beneficial interest in an amount equal to the Transfer Amount.

          (ii) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Warrant constituting a Restricted Warrant to a QIB (excluding transfers to Non-U.S. Persons):

          (A) the Warrant Agent shall register the transfer if such transfer is being made by a proposed transferor who has delivered a certification (in substantially the form of Exhibit B) stating, or has otherwise advised the Company and the Warrant Agent in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has advised the Company and the Warrant Agent in writing that it is purchasing the Warrant for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the Company and the transferor are relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; if the Warrant Agent or the Company shall so request, such proposed transferor shall have delivered an Opinion of Counsel, an officers' certificate and such other information as the Warrant Agent or the Company may reasonably require in connection with such proposed transfer; and

          (B) if the proposed transferee is an Agent Member, and the Warrants to be transferred consist of Definitive Warrants which after transfer are to be evidenced by an interest in the 144A Global Warrant, upon receipt by the Warrant Agent of instructions given in accordance with the Applicable Procedures and the Warrant Agent's procedures, the Warrant Agent shall reflect on its books and records the date and an increase in the number of Warrants represented by the 144A Global Warrant in an amount equal to the number of Definitive Warrants to be transferred, and the Warrant Agent shall cancel the Definitive Warrants so transferred; and

          (C) if the proposed transferee is an Agent Member, and the Warrants to be transferred consist of a beneficial interest in a Global Warrant which after transfer is to continue to be evidenced by an interest in a Global Warrant, upon receipt by the Warrant Agent of instructions given in accordance with the Applicable Procedures and the Warrant Agent's procedures, the Warrant Agent shall reflect on its books and records (A) the date, (B) a decrease in the number of Warrants represented by the Global Warrant in which the transferor owns the beneficial interest to be transferred in an amount equal to the number of Warrants represented by the beneficial interest to be transferred and (C) an increase in the number of Warrants represented by the Global Warrant in which the transferee will hold its beneficial interest in a like amount.

          (d) General. By its acceptance of any Warrant bearing the Private Placement Legend, each holder of such a Warrant acknowledges the restrictions on transfer of such Warrant set forth in this Warrant Agreement and in the Private Placement Legend and agrees that it will transfer such Warrant only as provided in this Warrant Agreement and such Warrant.

          (e)   Legends.

          The following legends shall appear on the face of all Global Warrants and Definitive Warrants issued under this Warrant Agreement unless specifically stated otherwise in the applicable provisions of this Warrant Agreement.

               (i)  Private Placement Legend.

               (A) Except as permitted by subparagraph (B) below, each Global Warrant and each Definitive Warrant (and all Warrants issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

               "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE

     "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER OR ANOTHER EXEMPTION UNDER THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT
     (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY
     (1)(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, (d) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (e) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

               (B) Upon the transfer, exchange or replacement of Warrants not bearing the Private Placement Legend, the Warrant Agent shall deliver Warrants that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Warrants bearing the Private Placement Legend, the Warrant Agent shall deliver only Warrants that bear the Private Placement Legend unless (i) such transfer is after the second anniversary of the later of (x) the original issue date of such Warrants or (y) the last date on which the Company or any Affiliate of the Company held a beneficial interest in such Warrants (or any predecessor securities), or any portion thereof; (ii) there is delivered to the Company and the Warrant Agent an Opinion of Counsel reasonably satisfactory to the Company and the Warrant Agent to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act or (iii) such Warrants have been sold pursuant to an effective registration statement under the Securities Act.

               (ii) Global Warrant Legend. Each Global Warrant shall bear a legend in substantially the following form:

               "THIS GLOBAL WARRANT IS HELD BY THE DEPOSITARY (AS DEFINED IN THE WARRANT AGREEMENT GOVERNING THIS WARRANT) OR ITS

     NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE WARRANT AGENT MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO
     SECTION 3.7 OF THE WARRANT AGREEMENT, (II) THIS GLOBAL WARRANT MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 3.5 OF THE WARRANT AGREEMENT, (III) THIS GLOBAL WARRANT MAY BE DELIVERED TO THE WARRANT AGENT FOR CANCELLATION PURSUANT TO SECTION 3.8 OF THE WARRANT AGREEMENT AND (IV) THIS GLOBAL WARRANT MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

               UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (55 WATER STREET, NEW YORK, NEW YORK) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IT IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

               (iii) Unit Legend. Each Warrant issued prior to the Separation Date shall bear the following legend (the "Unit Legend") on the face thereof:

               "THE WARRANTS EVIDENCED BY THIS CERTIFICATE ARE INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS (THE "UNITS"), EACH OF WHICH CONSIST OF $1,000 PRINCIPAL AMOUNT AT MATURITY OF THE 14% SENIOR DISCOUNT NOTES DUE 2009 OF THE COMPANY (THE "NOTES") AND ONE WARRANT (THE "WARRANT") INITIALLY ENTITLING THE HOLDER THEREOF TO PURCHASE 1.4155 SHARES OF CLASS A COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF THE COMPANY. PRIOR TO THE EARLIEST TO OCCUR OF (I) THE DATE THAT IS SIX MONTHS FOLLOWING THE INITIAL SALE OF THE UNITS, (II) THE COMMENCEMENT OF AN EXCHANGE OFFER WITH RESPECT TO THE NOTES, (III) THE DATE A SHELF REGISTRATION STATEMENT (AS DEFINED IN THE REGISTRATION RIGHTS AGREEMENT) WITH RESPECT TO THE NOTES IS DECLARED EFFECTIVE, (IV) A CHANGE OF CONTROL (AS DEFINED IN THE INDENTURE), OR (V) SUCH DATE AS BANCAMERICA ROBERTSON STEPHENS MAY, IN ITS SOLE DISCRETION, DEEM APPROPRIATE, THE WARRANTS EVIDENCED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED OR EXCHANGED SEPARATELY FROM, BUT MAY BE TRANSFERRED OR EXCHANGED ONLY TOGETHER WITH, THE NOTES."

          (f)  Cancellation and/or Adjustment of Global Warrants.

          At such time as all beneficial interests in a particular Global Warrant have been exercised or exchanged for Definitive Warrants or a particular Global Warrant has been exercised, redeemed, repurchased or canceled in whole and not in part, each such Global Warrant shall be returned to or retained and canceled by the Warrant Agent in accordance with Section 3.8 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Warrant is exercised or exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Warrant or for Definitive Warrants, the amount of Warrants represented by such Global Warrant shall be reduced accordingly and an endorsement shall be made on such Global Warrant by the Warrant Agent or by the Depositary at the direction of the Warrant Agent to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Warrant, such other Global Warrant shall be increased accordingly and an endorsement shall be made on such Global Warrant by the Warrant Agent or by the Depositary at the direction of the Warrant Agent to reflect such increase.

          (g)  General Provisions Relating to Transfers and Exchanges.

               (i) To permit registrations of transfers and exchanges, the Company shall execute and the Warrant Agent shall countersign Global Warrants and Definitive Warrants upon the Company's order or at the Warrant Agent's request.

               (ii) No service charge shall be made to a holder of a beneficial interest in a Global Warrant or to a holder of a Definitive Warrant for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

               (iii) All Global Warrants and Definitive Warrants issued upon any registration of transfer or exchange of Global Warrants or Definitive Warrants shall be the duly authorized, executed and issued warrants for Common Stock of the Company, not subject to any preemptive rights, and entitled to the same benefits under this Warrant Agreement, as the Global Warrants or Definitive Warrants surrendered upon such registration of transfer or exchange.

               (iv) Prior to due presentment for the registration of a transfer of any Warrant, the Warrant Agent and the Company may deem and treat the Person in whose name any Warrant is registered as the absolute owner of such Warrant for all purposes and neither the Warrant Agent nor the Company shall be affected by notice to the contrary.

               (v) The Warrant Agent shall countersign Global Warrants and Definitive Warrants in accordance with the provisions of Section 3.2 hereof.

          (h)  Facsimile Submissions to Warrant Agent.

          All certifications, certificates and Opinions of Counsel required to be submitted to the Warrant Agent pursuant to this Section 3.5 to effect a registration of transfer or exchange may be submitted by facsimile.

          Notwithstanding anything herein to the contrary, as to any certificates and/or certifications delivered to the Warrant Agent pursuant to this Section 3.5, the Warrant Agent's duties shall be limited to confirming that any such certifications and certificates delivered to it are in the form of Exhibit B attached hereto. The Warrant Registrar shall not be responsible for confirming the truth or accuracy of representations made in any such certifications or certificates. As to any Opinions of Counsel delivered pursuant to this Section 3.5, the Warrant Registrar may rely upon, and be fully protected in relying upon, such opinions.

          (i)   Exchange.

          Any holder of Warrants may, subject to the provision of this Agreement, exchange a Definitive Warrant for a beneficial interest in a Global Warrant, a beneficial interest in a Global Warrant for a Definitive Warrant or a Restricted Warrant for an Unrestricted Warrant, in each case in accordance with the Applicable Procedures and the Warrant Agent's procedures, upon delivery to the Warrant Agent of a certification (in substantially the form of Exhibit C) and such other certifications, Opinions of Counsel or other information as the Company or the Warrant Agent may reasonably require.

          3.6.  Replacement Warrants.

          If any mutilated Warrant is surrendered to the Warrant Agent or the Company or the Warrant Agent receives evidence to its satisfaction of the destruction, loss or theft of any Warrant, the Company shall issue and the Warrant Agent, upon receipt of a Warrant Countersignature Order, shall countersign a replacement Warrant if the Warrant Agent's requirements are met. If required by the Warrant Agent or the Company, an indemnity bond must be supplied by the holder that is sufficient in the judgment of the Warrant Agent and the Company to protect the Company, the Warrant Agent, and any agent for purposes of the countersignature from any loss that any of them may suffer if a Warrant is replaced. The Company may charge for its expenses in replacing a Warrant.

          Every replacement Warrant is an additional warrant of the Company and shall be entitled to all of the benefits of this Warrant Agreement equally and proportionately with all other Warrants duly issued hereunder.

          3.7. Temporary Warrants.

          Until certificates representing Warrants are ready for delivery, the Company may prepare and the Warrant Agent, upon receipt of a Warrant Countersignature Order, shall countersign temporary Warrants. Temporary Warrants shall be substantially in the form of certificated Warrants but have variations that the Company considers appropriate for temporary Warrants and as shall be reasonably acceptable to the Warrant Agent. Without unreasonable delay, the Company shall prepare and the Warrant Agent shall countersign definitive Warrants in exchange for temporary Warrants.

          Holders of temporary Warrants shall be entitled to all of the benefits of this Warrant Agreement.

          3.8. Cancellation.

          The Company at any time may deliver Warrants to the Warrant Agent for cancellation. The Warrant Registrar (if not the Warrant Agent) shall forward to the Warrant Agent any Warrants surrendered to them for registration of transfer, exchange or exercise. The Warrant Agent and no one else shall cancel all Warrants surrendered for registration of transfer, exchange, exercise, replacement or cancellation and shall destroy canceled Warrants (subject to the record retention requirement of the Exchange Act). Certification of the destruction of all canceled Warrants shall be delivered to the Company. The Company may not issue new Warrants to replace Warrants that have been exercised or that have been delivered to the Warrant Agent for cancellation.

          Section 4. Separation of Warrants; Terms of Warrants; Exercise of Warrants.

          4.1. The Notes and Warrants will not be separately transferable until the earliest to occur of (i) the date that is six months following the initial sale of the Units, (ii) the commencement of the Exchange Offer (as defined in the Indenture), (iii) the date a Shelf Registration Statement (as defined in the Registration Rights Agreement) with respect to the Notes is declared effective,
(iv) a Change of Control (as defined in the Indenture) or (v) such date as BancAmerica Robertson Stephens may, in its sole discretion, deem appropriate (the earliest of such dates, the "Separation Date"), at which time such Warrants shall become separately transferable. Subject to the terms of this Agreement, each Warrant holder shall have the right, which may be exercised commencing on the opening of business on the Separation Date and through and until 5:00 p.m., New York City time on August 1, 2009 (or such later date as provided in the following paragraph) (the "Exercise Period"), to receive from the Company the number of fully paid and nonassessable Warrant Shares which the holder may at the time be entitled to receive on exercise of such Warrants and payment of the exercise price (the "Exercise Price") then in effect for such Warrant Shares; provided that holders shall be able to exercise their Warrants only if a registration statement relating to the Warrant Shares is then in effect, or the exercise of such Warrants is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states in which the various holders of the Warrants or other persons to whom it is proposed that the Warrant Shares be issued on exercise of the Warrants reside. In the alternative, each holder may exercise its right to receive Warrant Shares on a net basis, such that without the exchange of any funds, the holder receives that number of Warrant Shares otherwise issuable upon exercise of its Warrants less that number of Warrant Shares having a Fair Market Value equal to the aggregate Exercise Price that would otherwise have been paid by the holder for the Warrant Shares being issued. Except as provided in the following paragraph, each Warrant not exercised prior to 5:00 p.m., New York City time, on August 1, 2009 (the "Expiration Date") shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time. No adjustments as to dividends will be made upon exercise of the Warrants.

          The Company shall give notice not less than 90, and not more than 120, days prior to the Expiration Date to the registered holders of all then outstanding Warrants to the effect that the Warrants will terminate and become void as of 5:00 p.m., New York City time, on the Expiration Date. If the Company fails to give such notice, the Warrants will not expire until 5:00 p.m., New York City time, on the 90th day after the Company gives such notice; provided, however, in no event will holders be entitled to any damages or other remedy for the Company's failure to give such notice other than any such extension. The Company shall give written notice to all Warrant holders at least 20 days prior to the establishment of a record date for the payment of any dividend on any shares of Common Stock or the repurchase of Common Stock from the holders thereof.

          4.2. In order to exercise all or any of the Warrants represented by a Warrant Certificate, (i) in the case of Definitive Warrants, the holder thereof must surrender for exercise the Warrant Certificate to the Company at the office of the Warrant Agent at its corporate trust office, (ii) in the case of a book-entry interest in a Global Warrant, the exercising Participant whose name appears on a securities position listing of the Depositary as the holder of such book-entry interest must comply with the Depositary's procedures relating to the exercise of such book-entry interest in such Global Warrant and (iii) in the case of both Global Warrants and Definitive Warrants, the holder thereof or the Participant, as applicable, must deliver to the Company at the office of the Warrant Agent the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall be medallion guaranteed by an institution which is a member of a Securities Transfer Association recognized signature guarantee program, and upon payment to the Warrant Agent for the account of the Company of the Exercise Price, which is set forth in the form of Warrant Certificate as adjusted as herein provided, for the number of Warrant Shares in respect of which such Warrants are then exercised. In addition, if the holder is exercising Warrants sold pursuant to Regulation S, such holder must certify in writing that it is not a U.S. Person and that the Warrant is not being exercised on behalf of a U.S. Person or provide a written Opinion of Counsel to the effect that the Warrant and the securities delivered upon exercise thereof have been registered under the Securities Act or are exempt from registration thereunder. Payment of the aggregate Exercise Price shall be made (i) in cash, by wire transfer or by certified or official bank check payable to the order of the Company or (ii) on a net basis in the manner provided in Section 4.1 hereof.

          4.3. Subject to the provisions of Section 5 hereof, upon compliance with Section 4.2 above, the Company shall deliver or cause to be delivered with all reasonable dispatch, to or upon the written order of the holder and in such name or names as the Warrant holder or Participant may designate, a certificate or certificates for the number of whole Warrant Shares issuable upon the exercise of such Warrants or other securities or property to which such holder is entitled hereunder, together with cash as provided in Section 10 hereof; provided that if any consolidation, merger or lease or sale of assets is proposed to be effected by the Company as described in Section 8.11 hereof, or a tender offer or an exchange offer for shares of Common Stock is made, upon such surrender of Warrants and payment of the Exercise Price as aforesaid, the Company shall, as soon as possible, but in any event not later than two Business Days thereafter, deliver or cause to be delivered the full number of Warrant Shares issuable upon the exercise of such Warrants in the manner described in this sentence or other securities or property to which such holder is entitled hereunder, together with cash as provided in Section 10 hereof. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price.

          4.4. The Warrants shall be exercisable, at the election of the holders thereof, either in full or from time to time in part. If less than all the Warrants represented by a Definitive Warrant are exercised, such Definitive Warrant shall be surrendered and a new Definitive Warrant of the same tenor and for the number of Warrants which were not exercised shall be executed by the Company and delivered to the Warrant Agent and the Warrant Agent shall countersign the new Definitive Warrant, registered in such name or names as may be directed in writing by the holder, and shall deliver the new Definitive Warrant to the Person or Persons entitled to receive the same. The Warrant Agent shall make such notations on Schedule A to each Global Warrant as are required to reflect any change in the number of Warrants represented by such Global Warrant resulting from any exercise in accordance with the terms hereof.

          4.5. All Warrant Certificates surrendered upon exercise of Warrants shall be canceled by the Warrant Agent. Such canceled Warrant Certificates shall then be disposed of by the Warrant Agent in a manner satisfactory to the Company. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

          4.6. The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the holders during normal business hours at its office. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.

          Section 5. Payment of Taxes.

          The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          Section 6. Reservation of Warrant Shares.

          6.1. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

          6.2. The Company or, if appointed, the transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in
Section 10. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each holder pursuant to Section 11 hereof.

          6.3. Before taking any action which would cause an adjustment pursuant to Section 8 hereof to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, the Company will take any corporate action which may, in the opinion of its counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

          6.4. The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

          Section 7. Obtaining Stock Exchange Listings.

          The Company will from time to time take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the principal securities exchanges and markets within the United States of America, if any, on which other shares of Common Stock are then listed.

          Section 8. Adjustment of Exercise Price and Number of Warrant Shares Issuable.

          The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 8. For purposes of this
Section 8, "Common Stock" means shares now or hereafter authorized of any class of common stock of the Company and any other stock of the Company, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount.

          8.1. Adjustment for Change in Capital Stock.

          If the Company:

               (i) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

               (ii) subdivides its outstanding shares of Common Stock into a greater number of shares;

               (iii) combines its outstanding shares of Common Stock into a smaller number of shares;

               (iv) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

               (v) issues by reclassification or conversion of its Common Stock any shares of its capital stock,

then the Warrant Number in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which he would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

          The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

          Such adjustment shall be made successively whenever any event listed above shall occur.

          8.2. Adjustment for Rights Issue.

          If the Company distributes any rights, options or warrants to all holders of its Common Stock entitling them to purchase shares of Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock at a price per share (or with an initial conversion, exchange or exercise price) less than the Fair Market Value per share on the record date specified below, the Warrant Number shall be adjusted in accordance with the following formula:

          W' = W x         O +  N
                   -------------------------
                           O + N x P
                               -----
                               M

          where:

     W' =  the adjusted Warrant Number.

     W  =  the Warrant Number immediately prior to such adjustment.

     O  =  the number of Fully Diluted Shares outstanding on the record date.

     N = the number of additional shares of Common Stock offered or otherwise issuable upon exercise of such rights, options or warrants.

     P = the offering price per share of the additional shares offered or otherwise issuable.

     M  =  the Fair Market Value per share of Common Stock on the record date.

          The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Warrant Number shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

          8.3. Adjustment for Other Distributions.

          If the Company distributes to all or any holders of its Common Stock
(i) evidences of indebtedness of the Company or any of its Subsidiaries, (ii) any assets (including cash) of the Company or any of its Subsidiaries or (iii) any rights, options or warrants to acquire any of the foregoing, the Warrant Number shall be adjusted in accordance with the following formula:

                         W' = W x    M
                                  -------
                                   M - F

where:

     W' =  the adjusted Warrant Number.

     W = the Warrant Number immediately prior to the record date or, if applicable, the date of distribution mentioned above.

     M = the Fair Market Value per share of Common Stock on the record date mentioned below.

     F = the fair market value on the record date of the indebtedness, assets, securities, rights, options or warrants so distributed applicable to one share of Common Stock. The Board of Directors shall determine the fair market value in such manner as it deems reasonable under the circumstances.

          The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution (or, if no record date is established, on the date of distribution). If an adjustment shall be made pursuant to this Section 8.3 as a result of the issuance of rights, options or warrants and at the end of the period during which such rights, options or warrants are exercisable, not all such rights, options or warrants shall have been exercised, the Warrant shall be immediately readjusted as if "F" in the above formula was the fair market value on the record date of the indebtedness or assets actually distributed upon exercise of such rights, options or warrants divided by the number of shares of Common Stock outstanding on the record date.

          This Section 8.3 does not apply to cash dividends or distributions declared by the Board of Directors of the Company, provided that the Company has provided written notice of any such dividend to the holders of the Warrants at least 20 business days prior to the record date with respect thereto in accordance with Section 11. In addition, this Section 8.3 does not apply to the transactions referred to in Section 8.1 or to rights, options or warrants referred to in Section 8.2.

          8.4. Adjustment for Certain Common Stock Issues.

          If the Company issues shares of Common Stock (other than any issuance pursuant to a Non-Affiliate Sale) for a consideration per share less than the Fair Market Value per share of Common Stock on the date the Company fixes the offering price of such additional shares, the Warrant Number shall be adjusted in accordance with the formula:

                        W' = W x     A
                                 ---------
                                   O + P
                                       -
                                       M

where:

     W' =  the adjusted Warrant Number.

     W  =  the Warrant Number immediately prior to any such issuance.

     O = the number of Fully Diluted Shares outstanding immediately prior to the issuance of such additional shares.

     P = the aggregate consideration received for the issuance of such additional shares of Common Stock.

     M = the Fair Market Value per share on the date of issuance of such additional shares of Common Stock.

     A = the number of Fully Diluted Shares outstanding immediately after the issuance of such additional shares of Common Stock.

          The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

          This Section 8.4 does not apply to:

               (i) any of the transactions described in Section 8.1 or the issuance of Common Stock pursuant to any transaction described in Sections 8.2 or 8.3;

               (ii) the issuance of Common Stock in connection with (a) the exercise of Warrants or (b) the conversion, exercise or exchange of any options, warrants or other securities convertible into or exchangeable for Common Stock which are issued after the date hereof in a transaction described in Section 8.5 and in compliance with all other applicable provisions of this Agreement;

               (iii) the issuance of Common Stock pursuant to any option, warrant or other convertible or exchangeable security outstanding on the date hereof;

               (iv) Common Stock issued in a bona fide public offering pursuant to a firm commitment underwriting by a nationally recognized investment banking firm; and

               (v) the issuance of Common Stock pursuant to any employee benefit, compensation or incentive arrangement approved by a majority of the Board of Directors of the Company, including a majority of the Disinterested Directors.

          8.5. Adjustments for Convertible Securities Issue.

          If the Company after the date hereof issues any options, warrants or other securities convertible into or exchangeable or exercisable for Common Stock, or securities convertible into or exchangeable or exercisable for Common Stock (other than securities issued in any Non-Affiliate Sale or in transactions described in Sections 8.3 or 8.4), for a consideration per share of Common Stock initially deliverable upon conversion or exchange of such securities (including the amount of consideration paid to the Company for issuance of each option, warrant or other security) less than the Fair Market Value per share on the date of issuance of such securities, the Warrant Number shall be adjusted in accordance with the formula:

                        W' = W x O + D
                                 -----
                                 O + P
                                     -
                                     M

where:

     W' =  the adjusted Warrant Number.

     W  =  the Warrant Number immediately prior to any such issuance.

     O = the number of Fully Diluted Shares outstanding immediately prior to the issuance of such securities.

     P = the aggregate consideration received for the issuance of such securities.

     M = the Fair Market Value per share on the date of issuance of such securities.

     D = the maximum number of shares of Common Stock deliverable upon conversion or in exchange for or upon exercise of such securities at the initial conversion, exchange or exercise rate.

          The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

          If all of the Common Stock deliverable upon conversion or exchange of such securities has not been issued when such securities are no longer outstanding, then the Warrant Number shall promptly be readjusted to the Warrant Number which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion or exchange of such securities.

          This Section 8.5 does not apply to:

               (i) convertible securities issued in a bona fide public offering pursuant to a firm commitment underwriting by a nationally recognized investment banking firm;

               (ii) the issuance by the Company of options, warrants or other securities convertible into exchangeable or exercisable for Common Stock pursuant to any employee benefit, compensation or incentive arrangement approved by a majority of the Board of Directors of the Company, including a majority of the Disinterested Directors; and

               (iii)  transactions described in Section 8.2.


          8.6. Consideration Received.

          For purposes of any computation respecting consideration received pursuant to Sections 8.4 and 8.5, the following shall apply:

               (i) in the case of the issuance of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock, for cash, the consideration shall be the gross amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other costs, fees or expenses incurred by the Company for any underwriting of the issue or otherwise in connection with the sale and issuance of such shares;

               (ii) in the case of the issuance of Common Stock, or securities convertible into or exchangeable or exercisable for Common Stock, for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors (irrespective of the accounting treatment thereof), whose determination shall be conclusive, and described in a board resolution delivered to the Warrant Agent; and

               (iii) in the case of the issuance of securities convertible into or exchangeable or exercisable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion, exchange or exercise thereof (the consideration in each case to be determined in the same manner as provided in clauses (i) and (ii) of this
                      Section 8.6).

          8.7. When De Minimis Adjustment May Be Deferred.

          No adjustment in the Warrant Number need be made unless the adjustment would require an increase or decrease of at least 1% in the Warrant Number. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment, provided that no such adjustment shall be deferred after the date on which the Warrants become exercisable.

          All calculations under this Section 8 shall be made to the nearest 1/100th of a share.

          8.8. When No Adjustment Required.

          If an adjustment is made upon the establishment of a record date for a distribution subject to Sections 8.1, 8.2 or 8.3 and such distribution is subsequently canceled, the Warrant Number then in effect shall be readjusted, effective as of the date when the Board of Directors of the Company determines to cancel such distribution, to that which would have been in effect if such record date had not been fixed.

          No adjustment need to be made for a change in the par value, or from par value to no par value, or from no par value to par value, of the Common Stock.

          To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

          8.9. Notice of Adjustment.

          Whenever the Warrant Number is adjusted, the Company shall provide the notices required by Section 11.

          8.10. Voluntary Reduction.

          The Company from time to time may, as the Board of Directors deems appropriate, reduce the Exercise Price by any amount for any period of time if the period is at least 20 days and if the reduction is irrevocable during the period; provided, however, that in no event may the Exercise Price be less than the par value of a share of Common Stock.

          Whenever the Exercise Price is reduced, the Company shall mail to Warrant holders a notice of the reduction. The Company shall mail the notice at least 15 days before the date the reduced

Exercise Price takes effect. The notice shall state the reduced Exercise Price and the period it will be in effect.

          A reduction in the Exercise Price does not change or adjust the Warrant Number otherwise in effect for purposes of Sections 8.1, 8.2, 8.3, 8.4 and 8.5.

          8.11. Reorganization of the Company.

          In case of any capital reorganization or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock into shares of other stock or other securities, cash or property), or the sale of the assets and property of the Company as an entirety or substantially as an entirety (collectively, such actions being hereinafter referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of any Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock that would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization if such Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a board resolution delivered to the Warrant Agent, shall be made in the application of the provisions herein set forth with respect to the rights and interests of holders of Warrants so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of Warrants.

          The Company shall not effect any such Reorganization unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such Reorganization or the corporation purchasing such assets or other appropriate corporation or entity shall expressly assume, by a supplemental Warrant Agreement executed and delivered to the Warrant Agent (and a notice of which shall be delivered to the holders of the Warrants) the obligation to deliver to each such holder such shares of stock, securities, cash or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase, and all other obligations and liabilities under this Agreement. If this Section 8.11 applies, Sections 8.1, 8.2, 8.3, 8.4 and 8.5 hereof do not apply.

          8.12. Warrant Agent's Disclaimer.

          The Warrant Agent has no duty to determine when an adjustment under this Section 8 should be made, how it should be made or what it should be. The Warrant Agent has no duty to determine whether any provisions of a supplemental Warrant Agreement under Section 8.11 are correct. The Warrant Agent makes no representation as to the validity or value of any securities or assets issued upon exercise of Warrants. The Warrant Agent shall not be responsible for the Company's failure to comply with this Section 8.

          8.13. When Issuance or Payment May Be Deferred.

          In any case in which this Section 8 shall require that an adjustment in the Warrant Number be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable prior to such record date upon such exercise on the basis of the Exercise Price and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 10; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

          8.14. Adjustment in Exercise Price.

          Upon each adjustment of the Warrant Number pursuant to this Section 8, the Exercise Price applicable to each Warrant outstanding prior to the making of the adjustment in the Warrant Number shall thereafter be adjusted to reflect an adjusted Exercise Price (calculated to the nearest hundredth) obtained from the following formula:

                                  E' = E x  W
                                           ---
                                            W'

where:

     E' = the adjusted Exercise Price for each Warrant following the adjustment of the Warrant Number.

     E  =  the Exercise Price prior to adjustment.

     W' =  the adjusted Warrant Number.

     W  =  the Warrant Number prior to adjustment.

provided that in no event shall the Exercise Price be less than the par value of each share of capital stock deliverable upon the exercise of the Warrant for one Warrant Share.

          8.15. Form of Warrants.

          Upon each adjustment of the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, each Warrant outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase the number and kind of shares then purchasable upon the exercise of the Warrants, after giving effect to such adjustment, at the adjusted Exercise Price. The Company may elect on or after any adjustment of the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants to cause to be distributed to registered holders of Warrant Certificates either Warrant Certificates representing the additional Warrants issuable pursuant to the adjustment, or substitute Warrant Certificates to replace all outstanding Warrant Certificates.

          Section 9. No Dilution or Impairment.

          9.1. If any event shall occur as to which the provisions of Section 8 are not strictly applicable but the failure to make any adjustment would adversely affect the purchase rights represented by the Warrants in accordance with the essential intent and principles of such Section, then, in each such case, the Company shall appoint an Independent Financial Expert, which shall give its opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Section 8, necessary to preserve, without dilution, the purchase rights, represented by the Warrants. Upon receipt of such opinion, the Company will promptly file a copy thereof with the Warrant Agent, mail a copy thereof to the holders of the Warrants and make the adjustments described therein.

          9.2. The Company will not, by amendment of its articles of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company (1) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of the Warrants from time to time outstanding and (2) will not take any action which results in any adjustment of the Exercise Price or the Warrant Number if the total number of Warrant Shares issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company's articles of incorporation and available for the purposes of issue upon such exercise.

          Section 10. Fractional Interests. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 10, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the same fraction of the Fair Market Value (as determined by the Company) of one Warrant Share on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

          Section 11. Notice to Warrant Holders. Upon any adjustment of the Warrant Number pursuant to Section 8, the Company shall within 15 days thereafter: (i) cause to be filed with the Warrant Agent a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors of the Company (who may be the regular auditors of the Company) setting forth the Warrant Number and Exercise Price after giving effect to such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based, which certificate shall be conclusive evidence of the correctness of the matters set forth therein; and
(ii) cause to be given to each of the registered holders of the Warrant Certificates at such registered holder's address appearing on the Warrant register written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 11.

          In case:

          (a) The Company shall authorize the issuance to all holders of shares of Common Stock of Common Stock or rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

          (b) The Company shall authorize the distribution to all holders of shares of Common Stock of assets including, without limitation, cash dividends or distributions, evidences of its indebtedness or other securities; or

          (c) of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

          (e) The Company proposes to take any other action which would require an adjustment of the Warrant Number or Exercise Price pursuant to Section 8;

then the Company shall cause to be filed with the Warrant Agent and shall cause to be given to each of the registered holders of the Warrant certificates at its address appearing on the Warrant register, at least 20 business days prior to the applicable record date, or promptly in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating
(i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividends, rights, options, warrants or distributions are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 11 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, lease, dissolution, liquidation or winding up, or the vote upon any action.

          Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of Directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

          Section 12. Merger, Consolidation or Change of Name of Warrant Agent.

          Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor warrant agent under the provisions of Section 14. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, and in case at that time any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor to the Warrant Agent; and in all such cases such Warrant Certificates shall have the full force and effect provided in tile Warrant Certificates and in this Agreement.

          In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent whose name has been changed may adopt the countersignature under its prior name, and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name, and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

          Section 13. Warrant Agent.

          The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Warrants, by their acceptance thereof, shall be bound:

          (a) The duties of the Warrant Agent shall be determined by the express provisions of this Warrant Agreement and no implied covenants or obligations shall be read into this Warrant Agreement against the Warrant Agent.

          (b) The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates except as herein otherwise provided.

          (c) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant Certificates to be compiled with by the Company.

          (d) Before the Warrant Agent acts or refrains from acting, the Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company) and the Warrant

Agent shall incur no liability or responsibility, to the Company or to any holder of any Warrant Certificate in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

          (e) The Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate for any action taken in reliance on any Warrant Certificate, certificate of shares, notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

          (f) The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the execution of this Agreement, to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the execution of this Agreement and to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent in the execution of this Agreement except as a result of its negligence, bad faith or willful misconduct.

          (g) The Company shall indemnify the Warrant Agent against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Warrant Agreement, including the costs and expenses of enforcing this Warrant Agreement against the Company (including this Section 13(g)) and defending itself or investigating against any claim (whether asserted by the Company or any Warrant holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence, bad faith or willful misconduct. The Warrant Agent shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Warrant Agent to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Warrant Agent shall cooperate in the defense. The Warrant Agent may have separate counsel and the Company shall pay for reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent and any recovery of judgment shall be for the ratable benefit of the registered holders of the Warrants, as their respective rights or interests may appear.

          (h) The Warrant Agent, and any stockholder, director, officer or employee of it, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

          (i) The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence or bad faith.

          (j) The Warrant Agent shall not at any time be under any duty or responsibility to any holder of any Warrant to make or cause to be made any adjustment of the Exercise Price or number of the Warrant Shares or other securities or property deliverable as provided in this Agreement, or to determine whether any facts exist which may require any of such adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same. The Warrant Agent shall not be accountable with respect to the legality, validity or value or the kind or amount of any Warrant Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or with respect to whether any such Warrant Shares or other securities will when issued be validly issued and fully paid and nonassessable, and makes no representation with respect thereto.

          (k) The Warrant Agent shall not be required to take notice or be deemed to have notice of any fact, event or determination (including, without limitation, any dates other than the end of the Exercise Period or events defined in this Agreement or the designation of any Person as an Affiliate), under this Agreement unless and until the Warrant Agent shall be specifically notified in writing by the Company or any holder of such fact, event or determination.

          (l) No provision of this Agreement shall require the Warrant Agent to expand or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

          (m) The Warrant Agent may act through its attorneys or agents and shall not be responsible for the willful misconduct or negligence of any agent appointed with due care.

          Section 14. Change of Warrant Agent.

          If the Warrant Agent shall become incapable of acting as Warrant Agent, the Company shall appoint a successor to such Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such incapacity by the Warrant Agent or by the registered holder of a Warrant, then the registered holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to such Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. After appointment the successor to the Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the former Warrant Agent shall deliver and transfer to the successor to the Warrant Agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to give any notice provided for in this Section 14, however, or any defect therein, shall not affect the legality or validity of the appointment of a successor to the Warrant Agent. The Warrant Agent shall at all times be an institution that meets the eligibility requirements for a trustee under the Indenture.

          Section 15. Registration.

          Holders shall be able to exercise their Warrants only if a registration statement relating to the Warrant Shares is then in effect, or the exercise of such Warrants is exempt from the registration requirements of the Securities Act, and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states in which the various holders of the Warrants or other persons to whom it is proposed that the Warrant Shares be issued on exercise of the Warrants reside.

          Section 16. Reports.

          (a) Whether or not required by the rules and regulations of the Securities and Exchange Commission (the "Commission"), so long as any Warrants are outstanding, the Company shall furnish to the Warrant Agent and the holders of Warrants (i) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Company were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Company's certified independent accountants and (ii) all current reports that would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports. In addition, whether or not required by the rules and regulations of the Commission, the Company shall file a copy of all such information and reports the Commission for public availability (unless the Commission shall not accept such a filing) and make such information available to securities analysts and prospective investors upon request.

          (b) The Company shall provide the Warrant Agent with a sufficient number of copies of all such reports that the Warrant Agent may be required to deliver to the holders of the Warrants under this Section 16.

          Section 17. Notices to the Company and Warrant Agent.

          Any notice or demand authorized by this Agreement to be given or made by the Warrant Agent or by the registered holder of any Warrant to or on the Company shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

          Globe Holdings, Inc.
          456 Bedford Street
          Fall River, Massachusetts 02720
          Attention: Lawrence R. Walsh

          with a copy to:

          Kirkland & Ellis

          200 East Randolph Drive
          Chicago, Illinois 60601
          Attention: Laurie T. Gunther

          In case the Company shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the principal office of the Warrant Agent.

          Any notice pursuant to this Agreement to be given by the Company or by the registered holder(s) of any Warrant Certificate to the Warrant Agent shall be sufficiently given when and if deposited in the mail, first-class or registered. postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) to the Warrant Agent as follows:

          Norwest Bank Minnesota, National Association
          Norwest Center
          Sixth and Marquette
          Minneapolis, Minnesota 55479
          Attention: Corporate Trust Services

          Section 18. Supplements and Amendments.

          From time to time, the Company and the Warrant Agent, without consent of the holders of the Warrants, may amend or supplement the Warrant Agreement for certain purposes, including curing defects or inconsistencies or making chances that do not materially adversely affect the rights of any holder. Any amendment or supplement to the Warrant Agreement that has a material adverse effect on the interests of the holders of the Warrants requires the written consent of the holders of a majority of the then outstanding Warrants (excluding Warrants held by the Company or any of its Affiliates). The consent of each holder of the Warrants is required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares or other securities or property purchasable upon exercise of Warrants would be decreased (other than pursuant to adjustments provided for in the Warrant Agreement as generally described above). Notwithstanding anything in this Agreement to the contrary, no supplement or amendment that changes the rights and duties of the Warrant Agent under this Agreement will be effective against the Warrant Agent without the execution of such supplement or amendment by the Warrant Agent.

          Section 19. Successors.

          All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

          Section 20. Termination.

          This Agreement shall terminate at 5:00 p.m., New York City time on August 1, 2009, or on such later date to which the Exercise Period shall have been extended pursuant to Section 4.1.

Notwithstanding the foregoing, this Agreement will terminate on any earlier date if all Warrants have been exercised. The provisions of Section 13, regarding indemnification, shall survive such termination.

          Section 21. Governing Law.

          This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said State.

          Section 22. Benefits of This Agreement.

          Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of the Warrant Certificates.

          Section 23. Counterparts.

          This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                           [Signature Page Follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed, as of the day and year first above written.


                                       GLOBE HOLDINGS, INC.


                                       By:     /s/ Thomas A. Rodgers, III
                                              ----------------------------------
                                       Name:  Thomas A. Rodgers, III
                                       Title: President


                                       NORWEST BANK MINNESOTA, NATIONAL
                                       ASSOCIATION, as Warrant Agent


                                       By:     /s/ Curtis D. Schwegman
                                              ----------------------------------
                                       Name:  Curtis D. Schwegman
                                       Title: Assistant Vice President

                                   EXHIBIT A

                                FORM OF WARRANT

                         [Face of Warrant Certificate]

          THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER OR ANOTHER EXEMPTION UNDER THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1)(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) PURCHASING FOR ITS OWN ACCOUNT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED THAT IN THE CASE OF A TRANSFER PURSUANT TO CLAUSE (d) SUCH TRANSFER IS EFFECTED BY THE DELIVERY TO THE TRANSFEREE OF DEFINITIVE SECURITIES REGISTERED IN ITS NAME (OR ITS NOMINEE'S
NAME) IN THE BOOKS MAINTAINED BY THE REGISTRAR, AND IS SUBJECT TO THE RECEIPT BY THE REGISTRAR (AND THE COMPANY, IF ITS SO REQUESTS) OF A CERTIFICATION OF THE TRANSFEROR AND AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (ii) TO THE COMPANY OR (iii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITIES EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE WARRANT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") OR A NOMINEE OF THE DEPOSITARY OR A SUCCESSOR. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE

DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE WARRANT AGREEMENT, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE WARRANT AGREEMENT.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (55 WATER STREET, NEW YORK, NEW YORK) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IT IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          TRANSFERS OF GLOBAL SECURITIES SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITARY, ITS SUCCESSORS OR THEIR RESPECTIVE NOMINEES. INTERESTS OF BENEFICIAL OWNERS IN THE GLOBAL SECURITIES MAY BE TRANSFERRED OR EXCHANGED FOR CERTIFICATED SECURITIES IN ACCORDANCE WITH THE RULES AND PROCEDURES OF THE DEPOSITARY AND THE PROVISIONS OF SECTION 3.5(c) OF THE WARRANT AGREEMENT. IN ADDITION, CERTIFICATED SECURITIES SHALL BE TRANSFERRED TO ALL BENEFICIAL OWNERS IN EXCHANGE FOR THEIR BENEFICIAL INTERESTS IN GLOBAL SECURITIES IF (i) THE COMPANY NOTIFIES THE REGISTRAR THAT THE DEPOSITARY IS UNWILLING OR UNABLE TO CONTINUE AS DEPOSITARY FOR ANY GLOBAL SECURITY AND A SUCCESSOR DEPOSITARY IS NOT APPOINTED BY THE ISSUER WITHIN 90 DAYS OF SUCH NOTICE OR (ii) THE COMPANY, AT ITS OPTION, NOTIFIES THE REGISTRAR IN WRITING THAT IT ELECTS TO CAUSE THE ISSUANCE OF SECURITIES IN DEFINITIVE FORM UNDER THE WARRANT AGREEMENT.

          THE WARRANTS EVIDENCED BY THIS CERTIFICATE ARE INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS (THE "UNITS"), EACH OF WHICH CONSIST OF $1,000 PRINCIPAL AMOUNT AT MATURITY OF 14% SENIOR DISCOUNT NOTES DUE 2009 OF THE COMPANY AND ONE WARRANT ("WARRANT") INITIALLY ENTITLING THE HOLDER THEREOF TO PURCHASE 1.4155 SHARES OF CLASS A COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF THE COMPANY. PRIOR TO THE EARLIEST TO OCCUR OF (I) THE DATE THAT IS SIX MONTHS FOLLOWING THE INITIAL SALE OF THE UNITS, (II) THE COMMENCEMENT OF AN EXCHANGE OFFER (AS DEFINED IN THE REGISTRATION RIGHTS AGREEMENT) WITH RESPECT TO THE NOTES, (III) THE DATE A SHELF REGISTRATION STATEMENT (AS DEFINED IN THE REGISTRATION RIGHTS AGREEMENT) WITH RESPECT

TO THE NOTES IS DECLARED EFFECTIVE, (IV) A CHANGE OF CONTROL (AS DEFINED IN THE INDENTURE), OR (V) SUCH DATE AS BANCAMERICA ROBERTSON STEPHENS MAY, IN ITS SOLE DISCRETION, DEEM APPROPRIATE, THE WARRANTS EVIDENCED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED OR EXCHANGED SEPARATE FROM. BUT MAY BE TRANSFERRED OR EXCHANGED ONLY TOGETHER WITH, THE NOTES.

                  EXERCISABLE ON OR AFTER THE SEPARATION DATE

No. __________                                               CUSIP No. _________

                                                             __________ Warrants

                              Warrant Certificate

                             GLOBE HOLDINGS, INC.

          This Warrant Certificate certifies that ______________, or registered assigns, is the registered holder of Warrants expiring August 1, 2009 (the "Warrants") to purchase Class A Common Stock, $.01 par value per share ("Common Stock"), of Globe Holdings, Inc. (the "Company"). Each Warrant entitles the holder upon exercise to receive from the Company, commencing on the Separation Date (as defined in the Warrant Agreement) and through and until 5:00 p.m. New York City Time on August 1, 2009 (or on such later date to which the Exercise Period shall have been extended pursuant to Section 4.1 of the Warrant Agreement), 1.4155 fully paid and nonassessable shares of Common Stock as set forth in the Warrant Agreement, subject to adjustment as set forth in Sections 8 and 9 of the Warrant Agreement, at the initial exercise price (the "Exercise Price") of $0.01 per share payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent, but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. Notwithstanding the foregoing, Warrants may be exercised without the exchange of funds pursuant to the net exercise provisions of Section 4 of the Warrant Agreement. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement. No Warrant may be exercised after 5:00 p.m., New York City Time, on August 1, 2009 (or such later date provided in Section 4.1 of the Warrant Agreement), and to the extent not exercised by such time such Warrants shall become void. Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place. This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement. This Warrant Certificate shall be governed and construed in accordance with the internal laws of the State of New York.

          IN WITNESS WHEREOF, Globe Holdings, Inc. has caused this Warrant Certificate to be signed by its duly authorized officers and may cause its corporate seal to be affixed hereunto or imprinted hereon.

Dated: August 6, 1998

                                       GLOBE HOLDINGS, INC.


                                       By:
                                              ----------------------------------
                                       Name:
                                       Title:


                                       By:
                                              ----------------------------------
                                       Name:
                                       Title:


Countersigned:

NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Warrant Agent


By:
       --------------------------------------
Name:
Title:

                       [Reverse of Warrant Certificate]

          The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring August 1, 2009 entitling the holder on exercise to receive shares of Common Stock, and are issued or to be issued pursuant to a Warrant Agreement dated as of August 6, 1998 (the "Warrant Agreement") and a Warrant Registration Rights Agreement dated as of August 6, 1998 (the "Warrant Registration Rights Agreement"), both duly executed and delivered by the Company to Norwest Bank Minnesota, National Association, as warrant agent (the "Warrant Agent"), which Warrant Agreement and Warrant Registration Rights Agreement are hereby incorporated by reference in and made a part of this instrument and are hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. Copies of the Warrant Agreement and the Warrant Registration Rights Agreement may be obtained by the holder hereof upon written request to the Company.

          Warrants may be exercised at any time on or after the Separation Date, and on or before August 1, 2009 (or such later date to which the Exercise Period shall have been extended pursuant to Section 4.1 of the Warrant Agreement); provided that holders shall be able to exercise their Warrants only if a registration statement relating to the Warrant Shares is then in effect, or the exercise of such Warrants is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states in which the various holders of the Warrants or other persons to whom it is proposed that the Warrant Shares be issued on exercise of the Warrants reside. In order to exercise all or any of the Warrants represented by this Warrant Certificate, (i) in the case of Definitive Warrants, the holder must surrender for exercise this Warrant Certificate to the Warrant Agent at its corporate trust office set forth in Section 17 of the Warrant Agreement, (ii) in the case of a book-entry interest in a Global Warrant, the exercising Participant whose name appears on a securities position listing of the Depositary as the holder of such book-entry interest must comply with the Depositary's procedures relating to the exercise of such book-entry interest in such Global Warrant and (iii) in the case of both Global Warrants and Definitive Warrants, the holder thereof or the Participant, as applicable, must deliver to the Warrant Agent the form of election to purchase on the reverse hereof duly filled in and signed, which signature shall be a medallion guaranteed by an institution which is a member of a Securities Transfer Association recognized signature guarantee program, and upon payment to the Warrant Agent for the account of the Company of the Exercise Price, as adjusted as provided in the Warrant Agreement, for the number of Warrant Shares in respect of which such Warrants are then exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant, provided that the Company complies with the notice provisions set forth in Sections 8.3 and 11 of the Warrant Agreement.

          The Warrant Agreement provides that upon the occurrence of certain events the number of shares of Common Stock or other securities issuable upon exercise of the Warrants evidenced hereby may, subject to certain conditions, be adjusted. If the Warrant Number is adjusted, the Warrant Agreement provides that the Exercise Price set forth on the face hereof may be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

          Warrant Certificates, when surrendered at the office of the Warrant Agent by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate number of Warrants.

          Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

          The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entities any holder hereof to any rights of a stockholder of the Company.

                         Form of Election to Purchase

                   (To Be Executed Upon Exercise Of Warrant)

          The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive __________ shares of Common Stock and herewith tenders payment for such shares to the order of the Company in the amount of $________ in accordance with the terms hereof unless the holder is exercising Warrants pursuant to the net exercise provisions of Section 4 of the Warrant Agreement in which case the holder shall tender Warrants having a fair market value (as provided in the Warrant Agreement) equal to the Exercise Price of the Warrants being exercised by such holder. The undersigned requests that a certificate for such shares be registered in the name of ______________________________, whose address is ______________________________
and that such shares be delivered to _________________________ whose address is ______________________________. If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of _____________, whose address is ____________________, and that such Warrant Certificate be delivered to ______________, whose address is ____________________.


Date: _____________, ____



                                       -----------------------------------------
                                           (Signature)



                                       -----------------------------------------
                                           (Signature Guaranteed)

                                  SCHEDULE A

                             SCHEDULE OF EXCHANGES
                      OF INTERESTS IN THE GLOBAL WARRANT

          The initial number of Warrants evidenced by this Global Warrant shall be _______________. The following decreases/increases in the number of Warrants evidenced by this Warrant have been made:

                                                Total Number of
                                                   Warrants
                Decrease in     Increase in      Evidenced by
                 Number of       Number of           this
                  Warrants        Warrants      Global Warrant     Notation Made
  Date of       Evidenced by    Evidenced by    Following such       by or on
 Decrease/      this Global     this Global        Decrease/         Behalf of
 Increase         Warrant         Warrant          Increase        Warrant Agent
 ---------      ------------    ------------    ---------------    -------------

-----------     ------------    ------------    ---------------    -------------

-----------     ------------    ------------    ---------------    -------------

-----------     ------------    ------------    ---------------    -------------

-----------     ------------    ------------    ---------------    -------------

-----------     ------------    ------------    ---------------    -------------

-----------     ------------    ------------    ---------------    -------------

-----------     ------------    ------------    ---------------    -------------

-----------     ------------    ------------    ---------------    -------------

-----------     ------------    ------------    ---------------    -------------

-----------     ------------    ------------    ---------------    -------------

-----------     ------------    ------------    ---------------    -------------

-----------     ------------    ------------    ---------------    -------------

-----------     ------------    ------------    ---------------    -------------

-----------     ------------    ------------    ---------------    -------------

-----------     ------------    ------------    ---------------    -------------

-----------     ------------    ------------    ---------------    -------------

                                   EXHIBIT B

                        FORM OF CERTIFICATE OF TRANSFER


Globe Holdings, Inc.
456 Bedford Street
Fall River, Massachusetts 02720
Attention: Lawrence R. Walsh

Norwest Bank Minnesota, National Association
Norwest Center
Sixth and Marquette
Minneapolis, Minnesota 55479-0069
Attention: Corporate Trust Services

          Re:            Warrants to Purchase            Shares of Common Stock
              -----------------------------------------------------------------

                              (CUSIP __________)

          Reference is hereby made to the Warrant Agreement, dated as of August 6, 1998 (the "Warrant Agreement"), between Globe Holdings, Inc., as issuer (the "Company"), and Norwest Bank Minnesota, National Association, as Warrant Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Warrant Agreement.

          _______________, (the "Transferor") owns and proposes to transfer the Warrant[s] or interest in such Warrant[s] specified in Annex A hereto, in the amount of ________________ in such Warrant[s] or interests (the "Transfer"), to ________________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

1. [_] Check if Transferee will take delivery of a beneficial interest in the 144A Global Warrant or a Definitive Warrant Pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Warrant is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Warrant for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Warrant and/or the Definitive Warrant and in the Warrant Agreement and the Securities Act.


2. [_] Check if Transferee will take delivery of a beneficial interest in the Regulation S Global Warrant or a Definitive Warrant pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or Rule 904(a) of Regulation S under the Securities Act and, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the "restricted period" (as defined in Rule 903 under the Securities Act), the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Warrant and/or the Definitive Warrant and in the Warrant Agreement and the Securities Act.

3. [_] Check and complete if Transferee will take delivery of a beneficial interest in the IAI Global Warrant or a Definitive Warrant pursuant to any provision of the Securities Act other than Rule 144A or Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Warrants and Restricted Definitive Warrants and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

          (a) [_] such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

or

          (b) [_] such Transfer is being effected to the Company or a subsidiary thereof;

or

          (c) [_] such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

or

          (d) [_] such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Warrant or Restricted Definitive Warrants and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit D to the Warrant Agreement and
(2) an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the IAI Global Warrant and/or the Definitive Warrants and in the Warrant Agreement and the Securities Act.

4. [_] Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Warrant or of an Unrestricted Definitive Warrant.

          (a) [_] Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Warrant Agreement and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Warrants, on Restricted Definitive Warrants and in the Warrant Agreement.

          (b) [_] Check if Transfer is Pursuant to Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Warrant Agreement and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Warrants, on Restricted Definitive Warrants and in the Warrant Agreement.

          (c) [_] Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Warrant Agreement and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Warrants or Restricted Definitive Warrants and in the Warrant Agreement.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


                                       ----------------------------------------
                                       [Insert Name of Transferor]


                                       By:
                                              ----------------------------------
                                       Name:
                                       Title:


Dated: ________ __, ____

                      ANNEX A TO CERTIFICATE OF TRANSFER


1.   The Transferor owns and proposes to transfer the following:

                           [CHECK ONE OF (a) OR (b)]

     (a)  [_]   a beneficial interest in the:

              (i)   [_]   144A Global Warrant (CUSIP ____), or

              (ii)  [_]   Regulation S Global Warrant (CUSIP ____), or

              (iii) [_]   IAI Global Warrant (CUSIP _____); or

              (b)   [_]   a Restricted Definitive Warrant.

2.   After the Transfer the Transferee will hold:

                                  [CHECK ONE]

              (a)   [_]   a beneficial interest in the:

                    (i)   [_]   144A Global Warrant (CUSIP _____), or

                    (ii)  [_]   Regulation S Global Warrant (CUSIP _____), or

                    (iii) [_]   IAI Global Warrant (CUSIP _____); or

                    (lv)  [_]   Unrestricted Global Warrant (CUSIP _____); or

              (b)   [_]   a Restricted Definitive Warrant; or

              (c)   [_]   an Unrestricted Definitive Warrant,

     in accordance with the terms of the Warrant Agreement.

                                   EXHIBIT C

                        FORM OF CERTIFICATE OF EXCHANGE


Globe Holdings, Inc.
456 Bedford Street
Fall River, Massachusetts 02720
Attention: Lawrence R. Walsh

Norwest Bank Minnesota, National Association
Norwest Center
Sixth and Marquette
Minneapolis, Minnesota 55479-0069
Attention: Corporate Trust Services

          Re:              Warrants to Purchase          Shares of Common Stock
              -----------------------------------------------------------------

                              (CUSIP __________)

          Reference is hereby made to the Warrant Agreement, dated as of August 6, 1998 (the "Warrant Agreement"), between Globe Holdings, Inc., as issuer (the "Company"), and Norwest Bank Minnesota, National Association, as Warrant Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Warrant Agreement.

          __________, (the "Owner") owns and proposes to exchange the Warrant[s] or interest in such Warrant[s] specified herein, in the amount of __________ in such Warrant[s] or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

1. Exchange of Restricted Definitive Warrants or Beneficial Interests in a Restricted Global Warrant for Unrestricted Definitive Warrants or Beneficial Interests in an Unrestricted Global Warrant

          (a) [_] Check if Exchange is from beneficial interest in a Restricted Global Warrant to beneficial interest in an Unrestricted Global Warrant. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Warrant for a beneficial interest in an Unrestricted Global Warrant in an equal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Warrants and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Warrant is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

          (b) [_] Check if Exchange is from beneficial interest in a Restricted Global Warrant to Unrestricted Definitive Warrant. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Warrant for an Unrestricted Definitive Warrant, the Owner hereby certifies (i) the Definitive Warrant is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Warrants and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required In order to maintain compliance with the Securities Act and (iv) the Definitive Warrant is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

          (c) [_] Check if Exchange is from Restricted Definitive Warrant to Beneficial interest in an Unrestricted Global Warrant. In connection with the Owner's Exchange of a Restricted Definitive Warrant for a beneficial interest in an Unrestricted Global Warrant, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Warrants and pursuant to and in accordance with the Securities Act. (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

          (d) [_] Check if Exchange is from Restricted Definitive Warrant to Unrestricted Definitive Warrant. In connection with the Owner's Exchange of a Restricted Definitive Warrant for an Unrestricted Definitive Warrant, the Owner hereby certifies (i) the Unrestricted Definitive Warrant is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Warrants and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Warrant is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2. Exchange of Restricted Definitive Warrants or Beneficial Interests in Restricted Global Warrants for Restricted Definitive Warrants or Beneficial Interests in Restricted Global Warrants.

          (a) [_] Check if Exchange is from beneficial interest in a Restricted Global Warrant to Restricted Definitive Warrant. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Warrant for a Restricted Definitive Warrant with an equal amount, the Owner hereby certifies that the Restricted Definitive Warrant is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Warrant Agreement, the Restricted Definitive Warrant issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Warrant and in the Warrant Agreement and the Securities Act.

          (b) [_] Check if Exchange is from Restricted Definitive Warrant to beneficial interest in a Restricted Global Warrant. In connection with the Exchange of the Owner's Restricted Definitive Warrant for a beneficial interest in the [CHECK ONE][_] 144A Global Warrant, [_] Regulation S Global Warrant, [_] IAI Global Warrant with an equal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Warrants and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Warrant Agreement, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Warrant and in the Warrant Agreement and the Securities Act.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


                                       -----------------------------------------
                                             [Insert Name of Owner]

                                       By:
                                              ----------------------------------
                                       Name:
                                       Title:


Dated: ____________, ____

                                   EXHIBIT D

                           FORM OF CERTIFICATE FROM
                  ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR


Globe Holdings, Inc.
456 Bedford Street
Fall River, Massachusetts 02720
Attention: Lawrence R. Walsh

Norwest Bank Minnesota, National Association
Norwest Center
Sixth and Marquette
Minneapolis, Minnesota 55479-0069
Attention: Corporate Trust Services

          Re:              Warrants to Purchase          Shares of Common Stock
              -----------------------------------------------------------------

                              (CUSIP __________)

          Reference is hereby made to the Warrant Agreement, dated as of August 6, 1998 (the "Warrant Agreement"), between Globe Holdings, Inc., as issuer (the "Company"), and Norwest Bank Minnesota, National Association, as Warrant Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Warrant Agreement.

          In connection with our proposed purchase of ______________ amount of:

          (a)  [_]  a beneficial interest in a Global Warrant, or

          (b)  [_]  a Definitive Warrant,

          we confirm that:

          1. We understand that any subsequent transfer of the Warrants or any interest therein is subject to certain restrictions and conditions set forth in the Warrant Agreement and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Warrants or any interest therein except in compliance with, such restrictions and conditions and the United States Securities Act of 1933, as amended (the "Securities Act").

          2. We understand that the offer and sale of the Warrants have not been registered under the Securities Act, and that the Warrants and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Warrants or any interest therein, we will do so only (A) to the Company or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (c) to an institutional

"accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter and an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act. (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the provisions of Rule 144(k) under the Securities Act (or any successor provision) or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing the Definitive Warrant or beneficial interest in a Global Warrant from us in a transaction meeting the requirements of clauses (A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

          3. We understand that, on any proposed resale of the Warrants or beneficial interest therein, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Warrants purchased by us will bear a legend to the foregoing effect. We further understand that any subsequent transfer by us of the Warrants or beneficial interest therein acquired by us must be effected through one of the Initial Purchasers.

          4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Warrants, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

          5. We are acquiring the Warrants or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                      D-2